                                                                   Exhibit 10.15

                               EXCHANGE AGREEMENT

      THIS EXCHANGE AGREEMENT (this "Agreement"), is made and entered into as of August 13, 1999, by and among DYNACS ENGINEERING COMPANY, INC. a Florida corporation (the "Company"), RAMENDRA P. SINGH, an existing stockholder of the Company (the "Existing Stockholder"), MICHAEL BURNS ("Burns"), WILLIAM DALLAS ("Dallas"), JON FELTHEIMER ("Feltheimer") and OFFENSE GROUP ASSOCIATES, LP ("OGA") (Burns, Dallas, Feltheimer and OGA are sometimes collectively referred to in this Agreement as the "Investors" and each as an "Investor").

                                    RECITALS

      A. The Company and the Investors are parties to that certain Contribution and Exchange Agreement, dated as of August 12, 1999 (the "Contribution Agreement") which agreement provides for, among other things, the issuance by Cerulean FXs, Inc., a Florida corporation ("FX") of 80,000 shares of its common stock, par value $0.01 per share (the "FX Common Stock") to the Company and the issuance of an aggregate of 20,000 shares of FX Common Stock to the Investors in exchange for the contribution by the Company and each of the Investors of certain securities owned by them.

      B. In connection with the Contribution Agreement, the Company and the Investors have agreed to provide for the exchange of their shares of FX Common Stock for shares of common stock, par value $.001 per share, of the Company (the "Company Common Stock") upon the occurrence of certain events, all as set forth in this Agreement. The execution and delivery of this Agreement by each of the parties to this Agreement are conditions precedent to the closing of the Contribution Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of foregoing premises and of the mutual covenants and agreements contained in this Agreement, on the terms and subject to the conditions set forth in this Agreement, the parties to this Agreement agree as follows:

      1. Definitions. Capitalized terms used in this Agreement and not defined in this Agreement shall have the meanings given those terms in the Contribution Agreement. Otherwise, the following terms have the following meanings, unless the context otherwise requires:

            "Affiliate" means, with respect to a specified Person, any Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the specified Person.

            "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Exchange" means the issuance of the Exchange Shares in exchange for all of the FX Shares as provided in this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Shares" means the shares of Company Common Stock to be issued to the Holders at the closing of the Exchange.

            "Family Member" means, with respect to any Person, any descendant of the grandfather of the Person, the Person's spouse or any descendant of the grandfather of the Person's spouse.

            "Holder" or "Holders" means, prior to the Exchange, any holder of record of the FX Shares and, following the Exchange, any holder of record of the Exchange Shares.

            "Liquidation Event" means the occurrence of any of the following:
(i) the Company voluntarily or involuntarily dissolves, liquidates or winds up its affairs; (ii) the Company becomes insolvent or makes a general assignment for the benefit of creditors; (iii) a petition in bankruptcy is filed by the Company or against the Company and not opposed by the Company; (iv) the Company is adjudicated a bankrupt or insolvent; (v) a bill in equity or other proceeding for the appointment of a receiver of the Company or other custodian for the Company's business or assets is filed and consented to by the Company; (vi) a receiver or other custodian (permanent or temporary) of the Company's assets or property, or any part thereof is appointed by any court of competent jurisdiction; or (vii) proceedings for a composition with creditors under any state or federal law is instituted by or against the Company.

            "Member Representative" shall have the meaning given such term in
Section 2.2 of the Contribution Agreement.

            "FX Shares" shall consist of the shares of FX Common Stock acquired by the Investors pursuant to the Contribution Agreement, and any securities issued by FX with respect to those shares by way of dividend or stock split or similar transaction, and any securities issued by FX or a successor to FX with respect to those shares in connection with any recapitalization, merger, consolidation or other reorganization.

            "Optional Exchange Event" means the occurrence of any of (i) a Qualified Private Placement, (ii) the second anniversary of the date of this Agreement, (iii) a Sale of Voting Control or (iv) a Liquidation Event.

            "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, incorporated organization or other entity.

            "pro rata" means, with respect to any determination, that the determination is based on the relative percentages of shares of Company Common Stock then held by all of the stockholders of the Company after giving pro forma effect to the issuance by the Company, and the ownership by the Holders, of all of the Exchange Shares at the time the determination is made, as if all of the Exchange Shares had been then issued.

            "Qualified Private Placement" means the closing of a sale by the Company of any debt and/or equity securities of the Company that (i) does not constitute a Qualified Public Offering and (ii) raises gross proceeds (proceeds before discounts, commissions and offering expenses) of at least $5 million.

            "Qualified Public Offering" means the closing of (i) an underwritten public offering of Company Common Stock pursuant to an effective Registration Statement, or (ii) the merger of the Company with and into another entity pursuant to which the shareholders of the Company immediately prior to the effective date of the merger receive, upon consummation of the merger, shares of voting securities of the surviving entity or its parent that are registered under the Exchange Act and trade on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

            "Registration Statement" means a registration statement under the Securities Act.

            "Sale of Voting Control" means any transfer, or series of related transfers, of shares of Company Common Stock to any Person who, in the aggregate with all Family Members and Affiliates of such Person, and any other Persons who are part of a syndicate or group (as defined in Section 13(d)(3) of the Exchange
Act) with such Person, would (after giving effect to the transfer but disregarding any shares of Company Common Stock held by the Person, his or her Family Members and Affiliates, and syndicate or group prior to the transfer or series of related transfers) own shares of Company Common Stock constituting more than 50% of the voting power of the then issued and outstanding shares of Company Common Stock (after giving pro forma effect to the issuance by the Company, and the ownership by the Holders, of all of the Exchange Shares at the time the determination is made, as if all of the Exchange Shares had been then issued).

            "Securities Act" means the Securities Act of 1933, as amended.

            "transfer" means any direct or indirect sale, assignment, transfer. pledge, hypothecation, gift, encumbrance or other disposition of securities.

      2. Exchange.

            (a) Optional Exchange by the Holders. Each of the FX Shares may be exchanged, together with all other FX Shares and not in part, at the option of the Member Representative at any time on the date of or subsequent to an Optional Exchange Event, for that number of fully paid and non-assessable shares of Company Common Stock determined in accordance with the provisions of Section 4 of this Agreement. If the Member Representative desires to exchange the FX Shares for Company Common Stock pursuant to this Section 2(a), the Member Representative shall have written notice to the Company pursuant to the provisions of Section 3 below. The closing of the Exchange will take place at the time and place and in the manner set forth in Section 5 below. Notwithstanding the later closing of the Exchange, the effective date of the Exchange will be the date notice is first given by the Member Representative to the Company in accordance with Section 3 below, and the

Holders entitled to receive the Exchange Shares issuable upon the Exchange will be treated for all purposes as the record holders of the Exchange Shares on that date.

            (b) Optional Exchange by the Company. Each of the FX Shares may be exchanged, together with all other FX Shares and not in part, at the option of the Company at any time on or subsequent to the fifth anniversary of the date of this Agreement, for that number of fully paid and non-assessable shares of Company Common Stock determined in accordance with the provisions of Section 4 of this Agreement. If the Company desires to exchange Company Common Stock for the FX Shares pursuant to this Section 2(b), the Company shall give written notice to the Member Representative pursuant to the provisions of Section 3 below. The closing of the Exchange will take place at the time and place and in the manner set forth in Section 5 below. Notwithstanding the later closing of the Exchange, the effective date of the Exchange will be the date notice is first given by the Company to the Member Representative in accordance with
Section 3 below, and the Holders entitled to receive the Exchange Shares issuable upon the Exchange will be treated for all purposes as the record holders of the Exchange Shares on that date.

            (c) Automatic Exchange. Each of the FX Shares then outstanding will be automatically exchanged, without election or further action by the Company or the holders of the FX Shares, for the number of fully paid and non-assessable shares of Company Common Stock determined in accordance with the provisions of
Section 4 of this Agreement, upon the effective date of a Registration Statement filed by the Company with the Commission in connection with a Qualified Public Offering. The Company shall give notice of the Exchange under this Section 2(c) to the Member Representative in accordance with Section 3 below. The closing of the Exchange will take place at the time and place and in the manner set forth in Section 5 below. Notwithstanding the later closing of the Exchange, the effective date of the Exchange will be the date the Registration Statement for the Qualified Public Offering is declared effective by the Commission, and the Holders entitled to receive the Exchange Shares issuable upon the Exchange will be treated for all purposes as the record holders of the Exchange Shares on that date.

            (d) Fractional Shares. No fractional shares of Company Common Stock will be issued upon the exchange of the FX Shares. If any fractional shares of Company Common Stock would, except for the provisions of this Section 2(d), be deliverable upon the exchange of any FX Shares the Company will, in lieu of delivering the fractional share therefor, adjust the fractional interest by rounding up the number of Exchange Shares to be issued to the Holder to the nearest whole share.

            (e) Reservation of Stock. The Company will at all times reserve and keep available out of its authorized but unissued shares of Company Common Stock, solely for the purpose of effecting the Exchange, the number of shares of Company Common Stock as shall from time to time be sufficient to effect the Exchange, and if at any time the number of authorized but unissued shares of Company Common Stock shall not be sufficient to effect the Exchange. the Company will promptly seek what corporate action may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Company Common Stock to the number of shares as shall be sufficient for the purpose of effecting the Exchange. In the event of the consolidation or merger of the Company with another corporation where the Company is not the surviving corporation, provision shall be made in the documents of merger or consolidation, or otherwise, of the surviving corporation so that the surviving corporation will at all times reserve and keep available a sufficient number of shares of common stock or other securities or property to provide for the exchange of the FX Shares in accordance with the provisions of this Section 2.

            (f) Payment of Costs and Taxes. The Company shall pay all costs and expenses of the Exchange, including all taxes, fees and other governmental charges (other than any income or other taxes imposed upon the profits realized by the recipient) that may be imposed in respect of the issue or delivery of the Exchange Shares or other securities or property upon the Exchange, including, without limitation, any tax or other charge imposed in connection with any transfer involved in the issue and delivery of Exchange Shares or other securities in a name other than that in which the FX Shares so exchanged were registered.

      3. Exchange Notice. Notice of the Exchange (the "Exchange Notice") shall be provided by the Company or the Member Representative as set forth in this
Section 3.

            (a) The Member Representative shall elect to consummate the Exchange pursuant to Section 2(a) of this Agreement by giving the Company written notice of the election. The notice shall specify the names in which the Holders desire the certificates for their respective Exchange Shares to be issued.

            (b) The Company shall elect to consummate the Exchange pursuant to
Section 2(b) of this Agreement by giving the Member Representative written notice of the election. Following receipt by the Member Representative of the notice and prior to the closing of the Exchange, the Member Representative will provide notice to the Company specifying the names in which the Holders desire the certificates for their respective Exchange Shares to be issued.

            (c) The Company shall provide notice to the Member Representative of a proposed Qualified Public Offering at least 30 days prior to the date the Registration Statement for the Qualified Public Offering is first filed by the Company with the Commission. The notice shall set forth the anticipated effective date of the Registration Statement. Following receipt by the Member Representative of the notice and prior to the closing of the Exchange, the Member Representative will provide notice to the Company specifying the names in which the Holders desire the certificates for their respective Exchange Shares to be issued.

      4. Exchange Rate.

            (a) Initial Exchange Rate. Each of the FX Shares shall be exchangeable into that number of fully paid and non-assessable shares of Company Common Stock as is determined by dividing 31.2375 by the "Exchange Rate" (as defined below) in effect at the time of the exchange. The exchange rate (the "Exchange Rate") initially will be 1. The initial Exchange Rate will be subject to adjustment from time to time in certain instances, as provided in Section 4(b) below.

            (b) Adjustment to Exchange Rate. The Exchange Rate will be subject to adjustment from time to time as provided in this Section 4(b).

                  (i) Adjustment for Stock Splits and Stock Dividends. If at any time or from time to time the outstanding shares of Company Common Stock shall be subdivided into a greater number of shares, or a dividend in Company Common Stock or other securities of the Company convertible into or exchangeable for Company Common Stock (in which latter event the number of shares of Company Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect to the Company Common Stock, the Exchange Rate in effect immediately prior to the subdivision or at the record date of the dividend will, simultaneously with the effectiveness of the subdivision or immediately after the record date of the dividend, be proportionately reduced, and conversely, if the outstanding shares of Company Common Stock shall be combined into a smaller number of shares, the Exchange Rate in effect immediately prior to the combination will, simultaneously with the effectiveness of the combination, be proportionately increased. Any adjustment to the Exchange Rate under this Section 4(b)(i) will become effective at the close of business on the date the subdivision or combination referred to in this Section 4(b)(i) becomes effective.

                  (ii) Adjustment for Recapitalizations and Reorganizations. If at any time or from time to time there shall be a recapitalization of the Company Common Stock (other than a subdivision or combination provided for in Section 4(b)(i) above) or a merger, consolidation or reorganization of the Company, provision shall be made in the transaction so that the Holders will thereafter be entitled to receive, upon the Exchange, the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of that number of shares of Company Common Stock, deliverable upon exchange of the FX Shares, immediately prior to the transaction, would have been entitled in connection with the transaction. In any such case, appropriate adjustment will be made in the application of the provisions of this Section 4(b), with respect to the rights of the Holders after the transaction, to the end that the provisions of this Section 4(b) (including adjustment of the Exchange Rate then in effect and the number of shares issuable upon the Exchange) shall be applicable after that event as nearly equivalent as is possible, using reasonable efforts.

            (c) Notice of Adjustments. In each case of an adjustment or readjustment of the Exchange Rate or the number of shares of Company Common Stock or other securities issuable upon the Exchange, if the adjustment or readjustment results in a change of more than 1% from the previous rate or number of shares, the Company, or independent public accountants selected by the Company, shall compute the adjustment or readjustment in accordance with this Agreement and prepare a certificate showing the adjustment or readjustment, and the Company will deliver the certificate to each Holder. The certificate will set forth the adjustment or readjustment, showing in detail the facts upon which the adjustment or readjustment is based, including a statement of (i) the capital stock of the Company then outstanding, (ii) the Exchange Rate then in effect and (ii) the number of shares of Company Common Stock and the type and amount, if any, of other property which at the time would be received upon exchange of the FX Shares.

            (d) Disputes as to Calculation of Exchange Rate. In the event of a disagreement between the parties regarding the Exchange Rate. (i) each of the Member Representative and the Company will retain independent public accountants to determine the rate, and within 30 days thereafter, will deliver to the other the written report of its accountants calculating the rate; (ii) if the higher rate is less than 10% above the lower rate, the average will be the Exchange Rate; (iii) if the rates exceed this 10% difference, the Member Representative and the Company will instruct their accountants to forthwith select a third reputable accounting firm to determine the Exchange Rate, and (x) if the third accounting firm's rate is between the rates of the other accountants. the third accounting firm's rate will be the Exchange Rate, or (y) if the third accounting firm's rate is outside the range of the other accountants' rates, the other accountants will continue to select new third accounting firms, until a third accounting firm so selected provides a rate which is between the first two rates, and this rate will be the Exchange Rate. In connection with these valuations, the Company will, on a confidential basis, deliver or provide access to each accounting firm of all information reasonably requested by the accounting firm in order to determine the Exchange Rate. The entire cost of all valuations performed under this Section 4(d) shall be borne by the Company.

            (e) Notice of Events Pertinent to Exchange Rights. If: (i) the Company shall set a record date for the purpose of entitling the holders of Company Common Stock to receive a dividend in Company Common Stock, or any other distribution of property or securities of the Company; or (ii) the Company shall set a record date for the purpose of entitling the holders of Company Common Stock, as a class, to subscribe for or purchase any shares of any class or securities convertible into or exchangeable for shares of any class, or any option, right or warrant. to subscribe for any of the foregoing; or (iii) there is a merger or consolidation of the Company with or into another corporation or corporations; or (iv) there is a reorganization of the Company (including any exchange reorganization or sale-of-assets reorganization) or a recapitalization or reclassification of the capital stock of the Company; or (v) there is a voluntary or involuntary dissolution, liquidation, or winding up of the Company; then, and in any such case, the Company will cause to be mailed to the Holders, at least 30 days prior to the date specified below, a notice stating the date
(x) that has been set as the record date for the purpose of a dividend, distribution, or rights subscription as described in clauses (i) and (ii) of this subsection 4(e), or (y) on which the merger or consolidation, reorganization, liquidation, dissolution or winding up described in clauses
(iii) through (v) of this subsection 4(e) is to take place.

      5. Closing of Exchange. The closing of the Exchange will take place at the time and place as the Member Representative and the Company shall mutually agree upon; provided, that the date of closing will be within 10 days following the effective date of the Exchange as determined pursuant to Section 2 of this Agreement. At the closing, each of the Holders will deliver to the Company documents of transfer in form and substance reasonably acceptable to the Company and its counsel, necessary to vest in the Company good and marketable title to the FX Shares so exchanged by the Holder, free and clear of any and all liens and rights of third parties, other than those imposed under or pursuant to this Agreement, the Contribution Agreement, against delivery by the Company to the Holders of certificates representing the Exchange Shares in the names and denominations specified by the Holders prior to the closing.

      6. Preemptive Rights.

            (a) Grant of Rights. Until a Qualified Public Offering, and except as provided in this Section 6, the Holders shall have the right to purchase, during the period or periods, at the prices and on the other terms and conditions fixed by the Board of Directors of the Company, any shares of Company Common Stock. and any options or warrants or other instruments or securities exchangeable for or convertible into shares of Company Common Stock or evidencing any right to subscribe for, purchase or otherwise acquire shares of Company Common Stock. which may be issued from time to time by the Company.

            (b) Pro-Rata Purchase. Each of the Holders shall have the right to purchase his or its pro rata portion of the securities subject to this Section
6. After giving notice of any proposed issuance of securities subject to this
Section 6 and affording each Holder the opportunity to purchase his or its pro rata share of the securities during a period of not less than 15 days after the date notice is first given to the Holder, the Company may thereafter sell any of the pro rata share of the securities that are not purchased by the Holders without further offering them to the Holders. Failure by a Holder to purchase his or its pro rata share of securities by exercise of a preemptive right on one occasion shall not constitute a waiver of such right with respect to future offerings by the Company.

            (c) Limitations on Preemptive Rights. Notwithstanding the foregoing, the Company may issue shares of Company Common Stock, or any options or warrants or other instruments or securities exchangeable for or convertible into shares of Company Common Stock or evidencing any right to subscribe for, purchase or otherwise acquire shares of Company Common Stock, without first offering the same to the Holders in the following circumstances: (i) in exchange for capital stock of the Company; (ii) to fulfill or comply with any obligation of the Company to issue shares of Company Common Stock pursuant to any present or future stock option plan, stock purchase, bonus, savings investment, or other stock incentive programs for the benefit of the directors, officers, employees of or consultants to the Company; provided, that the maximum number of shares that may be issued pursuant to any of the foregoing in any five year period does not exceed 15% of the total shares of Company Common Stock outstanding immediately following the closing of the Contribution Agreement (subject to adjustment to prevent dilution); and provided, further, that the per share exercise or purchase price under any of the foregoing was determined by the Company's Board of Directors to be at least 85% of the fair market value of a share of Company Common Stock at the time of grant of the stock purchase right, stock option or other stock incentive; (iii) in connection with a Qualified Public Offering; (iv) in connection with a merger, consolidation or reorganization of the Company with a Person or Persons who are not Affiliates of the Company; (v) in connection with any acquisition of the assets of or an equity interest in any business entity which is, or is owned by, a Person not an Affiliate of the Company, the Investors or the Existing Stockholder; or (vi) in connection with any other transaction approved in writing by the Member Representative.

      7. Put Option.

            (a) Option. If a Qualified Public Offering has not occurred prior to the fifth anniversary of the date of this Agreement (the "Option Trigger Date"), the Member Representative shall have the right and option (the "Put Option") at any time following the Exchange, to require the Company to purchase for the "Put Option Price" (as defined below) up to an aggregate number of Exchange Shares owned by the Holders (the shares subject to the Put Option are referred to in this Agreement as the "Option Shares") equal to (i) $900,000 divided by (ii) the per share value (the "Per Share Value") determined pursuant to Section 7(c) below, by delivering written notice of election to exercise the Put Option to the Company. The effective date of the Put Option shall be the date the exercise notice is given by the Member Representative to the Company. The portion of the Option

Shares to be purchased from each Holder shall be based on the relative percentages of Exchange Shares then held by all of the Holders on the effective date of the Put Option.

            (b) Put Option Price. The "Put Option Price" for the Option Shares shall mean an amount equal to the sum of (i) $900,000 plus (ii) an additional amount necessary for the Holders to realize, on an after-tax (state and Federal) basis (calculated at the then-highest marginal tax rates, but assuming a Federal deduction for state taxes paid), and including any and all taxes (at the same marginal rates) payable on the additional amounts paid pursuant to this subsection (ii), an amount equal to the after-tax amount (similarly calculated) which the Holders would have realized had the payment of the $900,000 amount been treated, for all tax purposes, as a long-term (and if there is then more than one long-term rate, the rate applicable to assets held for at least seven years at the time of sale) capital gain.

            (c) Per Share Value.

                  (i) Calculation of Per Share Value. The Per Share Value for purposes of calculating the number of Option Shares under the Put Option shall be an amount equal to the "Fair Market Value" (as defined below) of the Company on the effective date of the Put Option, divided by the number of shares of Company Common Stock issued and outstanding on the effective date of the Put Option (and if there is more than one class of common stock of the Company then outstanding, the denominator shall be adjusted to include on an equitable basis all then outstanding shares of all classes of common stock). For purposes of
Section 7(b), "Fair Market Value" means the value determined on the basis of the businesses, properties, historical financial performance and financial condition, projections and prospects for the further growth of the Company, including its Subsidiaries and other consolidated or owned operations, considered as a single entity. The parties will use reasonable efforts to reach agreement on the Fair Market Value. In the event of a disagreement between the parties regarding the Fair Market Value, (i) each of the Member Representative and the Company will retain a reputable investment bank to determine the value, and within 30 days thereafter, will deliver to the other the written report of its investment bank as to the value; (ii) if the higher valuation is less than 10% above the lower valuation, the average will be the Fair Market Value; (iii) if the valuations exceed this 10% difference, the Member Representative and the Company will instruct their investment banks to forthwith select a third reputable investment bank, and (x) if the third investment bank's valuation is between the valuations of the other banks, the third investment bank's valuation will be the Fair Market Value, or (y) if the third investment bank's valuation is outside the range of the other banks, the average of the two investment banks' valuations that are closest together will be the Fair Market Value unless the middle valuation is equally different from the high and low valuations, in which case the middle valuation will be the Fair Market Value. In connection with these valuations, the Company will, on a confidential basis, deliver or provide access to each investment bank of all information reasonably requested by the investment bank in order to determine the Fair Market Value. The entire cost of all appraisals performed under this Section 7(c)(i) shall be borne by the Company.

                  (ii) Payment of Put Option Price. The Put Option Price for the Option Shares under the Put Option shall be paid, at the election of the Member Representative, by either (x) bank cashiers' checks in immediately available funds payable to the order of the selling holders, or (y) wire transfer of immediately available funds to an account or accounts designated by the

Member Representative. Notwithstanding the foregoing, if the funds of the Company legally available to be paid for redemption of the Option Shares under applicable corporate law are insufficient to redeem all of the Option Shares, those funds which are legally available will be used to redeem the maximum possible number of Option Shares ratably among the Holders based upon the number of Option Shares held by each Holder, and the remaining Option Shares will be redeemed from the Holders by payment of a secured promissory note to each Holder with a principal amount equal to the balance of the purchase price for the Holder's Option Shares (each a "Note" and collectively, the "Notes"). Each Note
(a) will bear interest at an annual rate equal to the lesser of (x) the highest interest rate permissible by law and (y) the rate announced from time to time by Bank America NT&SA as its reference rate plus 2%, adjusting quarterly, (b) shall provide for interest only to be payable quarterly and principal to be payable as provided below, (c) shall be secured by the number of Option Shares paid for using the Note, and (d) shall have a term of 2 years.

                  On the last day of each calendar quarter following the closing of the purchase and sale of the Option Shares (each, a "Payment Date"), the Company will determine the cash amount legally available to the Company on the Payment Date that may be used to redeem shares of the Company's capital stock, and the Company will apply that amount toward repayment of the Notes, which payment will be applied ratably among the Holders based upon the number of Option Shares underlying the Notes held by the Holders on the Payment Date.

            (d) Put Option Closing. The closing of the purchase and sale of the Option Shares pursuant to this Section 7 will take place at the time and place as the Member Representative and the Company shall mutually agree upon; provided, that the date of closing will be within 30 days following the date of final determination of the Fair Market Value. At the closing, each of the Holders of the Option Shares will deliver to the Company documents of transfer in form and substance reasonably acceptable to the Company and its counsel, necessary to vest in the Company good and marketable title to the Option Shares so sold by the Holder, free and clear of any and all liens and rights of third parties, other than those imposed under or pursuant to this Agreement, the Contribution Agreement or any other agreement delivered in connection with this Agreement or the Contribution Agreement, against delivery by the Company to the Holders of the Option Shares of the Put Option Price for the Option Shares, payable in the manner set forth in Section 7(c)(ii) above.

            (e) Right of Set Off. In addition to, and without limiting any other rights the Company may have under that certain Non-Recourse Secured Promissory Note, dated as of the date of this Agreement, in the principal amount of up to $600,000 delivered by Burns to the Company (the "Promissory Note"), Burns hereby grants to the Company a right to set off and apply any payments of the Put Option Price required to be made by the Company to Burns under this Section 7 against any amounts due (and not paid when due) by Burns to the Company under the Promissory Note, without presentment, demand, protest or other notice of any kind, all of which Burns hereby expressly waives.

      8. FX Stock. Until the Exchange, other than (i) as contemplated by this Agreement or the Contribution Agreement, or (ii) as consented to in writing by the Member Representative, the Company will not, and the Existing Stockholder will not permit or cause the Company to. (x) sell, transfer or otherwise dispose of any shares of capital stock of FX owned by the Company on the date of this Agreement, or cause or permit FX to issue, sell or otherwise dispose of, or purchase, redeem or otherwise acquire any shares of capital stock of FX, or (y) grant, or cause or permit FX to grant, any right (or the preemptive right) or any option to subscribe for or purchase, or enter into, or cause or permit FX to enter into, any agreement for the issuance (contingent or otherwise) of, or create, or cause or permit FX to create, any call, commitment, stock appreciation right, claim or other right of any character relating to, any shares of capital stock of FX.

      9. Hold-Back Agreement

            (a) By Burns. Except as otherwise provided in Section 9(c) below, and in addition to all other obligations of Burns regarding the transfer of shares of Company Common Stock, Burns agrees that, without the prior written consent of the Existing Stockholder, he will not, during the period commencing on the date of this Agreement and ending on the fifth anniversary of the date of this Agreement, transfer (i) any of a number of Exchange Shares equal to 30% of the Exchange Shares received by Burns at the closing of the Exchange, (ii) any securities issued by the Company with respect to those Exchange Shares by way of dividend or stock split or similar transaction, and (iii) any securities issued by the Company or a successor to the Company with respect to those Exchange Shares in connection with any recapitalization, merger, consolidation or other reorganization.

            (b) By the Existing Stockholder. Except as otherwise provided in
Section 9(c) below, and in addition to all other obligations of the Existing Stockholder regarding the transfer of shares of Company Common Stock, the Existing Stockholder agrees that, without the prior written consent of Burns, he will not, during the period commencing on the date of this Agreement and ending on the fifth anniversary of the date of this Agreement, transfer (i) any of 866,250 shares of Company Common Stock, (ii) any securities issued by the Company with respect to those shares of Company Common Stock by way of dividend or stock split or similar transaction, and (iii) any securities issued by the Company or a successor to the Company with respect to those shares of Company Common Stock in connection with any recapitalization, merger, consolidation or other reorganization.

            (c) Transfers to Family Members or Trusts. Nothing in Sections 9(a) and (b) shall require Burns or the Existing Stockholder to obtain the other's consent to a transfer of all or a portion of his respective shares of Company Common Stock subject to the restrictions on transfer set forth in Section 9(a) or Section 9(b), by death or inter vivos, (i) to any of his Family Members, or
(ii) to any trust established solely for his benefit or for the benefit of one or more of his Family Members, or to any legal entity in which he or any of these Persons are the sole beneficial owners. Any shares transferred to the executor of an estate, in the case of death, to any Family Member, or to any trust or other legal entity described above in subsection (ii) of this Section 9(c), shall be subject to the provisions of this Section 9. No transfer of shares may be made to any of the foregoing Persons pursuant to this Section 9(c) unless and until the Person delivers to Burns or the Existing Stockholder, as the case may be, a signed counterpart of this Agreement or a written acknowledgment that the shares to be received in the proposed transfer are subject to Section 9 of this Agreement and that the Person and his successors in interest are bound by this Section 9 and agree to comply with its terms. Any attempted transfer of shares under this Section 9(c) to any of the foregoing Persons other than in accordance with this Section 9(c) shall be null and void and the Company will refuse to recognize the transfer and not reflect in its records any change in record ownership of shares pursuant to the transfer, and the Company will refuse to treat as owner of the shares or to accord the right to vote as the owner or to pay dividends to any transferee to whom the shares shall have been transferred.

      10. Miscellaneous

            (a) Notices. All notices, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, or by United States mail, certified or registered, return receipt requested or otherwise actually delivered:

            (i) if to any of the Investors or Holders or to the Existing Stockholder, at the address set forth for each of these Persons on the Company's books; and

            (ii) if to the Company, at the address of the Company as set forth in the Contribution Agreement, marked for attention as therein indicated;

or such other address as may have been furnished by such Person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date mailed, as the case may be.

            (b) Severability and Governing Law. Should any Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, the invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within the State of California, without regard to principles of conflicts of law.

            (c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (d) No Adverse Construction. The rule that a contract is to be construed against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

            (e) Captions and Section Headings. Section titles or captions contained in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof

            (f) Amendments and Waivers. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all the parties to this Agreement or, in the case of a waiver, by the party or parties, as the case may be, waiving compliance. No delay on the part of any party in exercising any right power or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege under this Agreement, nor any single or partial exercise of any right, power or privilege under this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

            (g) Costs and Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall be entitled to recover all of the prevailing party's costs and reasonable attorneys' fees incurred in each and every such action, suit, or other proceedings, including any and all appeals or petitions therefrom.

            (h) Successors and Assigns. Except as otherwise provided in this Agreement, all rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns.

            (i) Specific Performance. The parties hereto agree that the securities of FX and the Company cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the securities which are the subject of this Agreement, or any right or obligation to with respect to such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section 8(i) shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties to this Agreement may have under this Agreement, at law or in equity.

            (j) Entire Agreement. This Agreement, the Contribution Agreement, and the other agreements delivered in connection with this Agreement and the Contribution Agreement, collectively contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter of this Agreement unless expressly referred to in this Agreement.

            (k) Agreement to Perform Required Acts. Each party to this Agreement agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement, that may be required to secure performance of any party's duties under this Agreement or that may be required to assure the legal and binding effect of the provisions of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By: /s/ Ramendra P. Singh
                                           -------------------------------------
                                           Dr. Ramendra P. Singh
                                           Its: President

                                        /s/ R. P. Singh
                                        ----------------------------------------
                                        Dr. Ramendra P. Singh


                                        INVESTORS:

                                        ----------------------------------------
                                        Michael Burns

                                        ----------------------------------------
                                        William Dallas

                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                             By:________________________________

                                             Its:_______________________________

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By:
                                           -------------------------------------
                                           Dr. Ramendra P. Singh
                                           Its: President

                                        ----------------------------------------
                                        Dr. Ramendra P. Singh


                                        INVESTORS:

                                        /s/ Michael Burns
                                        ----------------------------------------
                                        Michael Burns

                                        ----------------------------------------
                                        William Dallas

                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                             By:________________________________

                                             Its:_______________________________

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By:
                                           -------------------------------------
                                           Dr. Ramendra P. Singh
                                           Its: President

                                        ----------------------------------------
                                        Dr. Ramendra P. Singh


                                        INVESTORS:

                                        ----------------------------------------
                                        Michael Burns

                                        /s/ William Dallas
                                        ----------------------------------------
                                        William Dallas

                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                             By:________________________________

                                             Its:_______________________________

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By:
                                           -------------------------------------
                                           Dr. Ramendra P. Singh
                                           Its: President

                                        ----------------------------------------
                                        Dr. Ramendra P. Singh


                                        INVESTORS:

                                        ----------------------------------------
                                        Michael Burns

                                        ----------------------------------------
                                        William Dallas

                                        /s/ Jon Feltheimer
                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                             By:________________________________

                                             Its:_______________________________

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By:
                                           -------------------------------------
                                           Dr. Ramendra P. Singh
                                           Its: President

                                        ----------------------------------------
                                        Dr. Ramendra P. Singh


                                        INVESTORS:

                                        ----------------------------------------
                                        Michael Burns

                                        ----------------------------------------
                                        William Dallas

                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                             By: /s/
                                                --------------------------------

                                             Its:_______________________________


                                      14